Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
October 27, 1997

Restricting Events
------------------


A) Average Cumulative Net Loss Ratio
                    (a)         The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                            no

                                Initial ADCB
                                                                                                                   273,826,503.00
                                                                                                   ADCB of
                                                  ADCB of                                        Cumulative          Cumulative
                                                 Cumulative                 Cumulative       Defaulted Contracts      Net Loss
                                             Defaulted Contracts            Recoveries        net of Recoveries        Ratio
                                             -------------------            ----------       -------------------     ---------

                        2 months prior           0.00                           0.00                   0.00                  0
                        1 month prior            0.00                           0.00                   0.00                  0
                        Current                  0.00                           0.00                   0.00                  0
                                                 ----                           ----                   ----
                        Average                  0.00                           0.00                   0.00                  0

                        Annualized maximum Cumulative Net Loss Ratio                                                     1.00%
                        Average Cumulative Net Loss Ratio                                                                0.00%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.


B) A Servicer Event has occurred and is continuing (yes/no)                                                              no

C) An Event of Default has occurred and is continuing (yes/no)                                                           no

                    (a)         failure to pay on each Distribution Date the full
                                amount of interest on any Note (yes/no)                                                  no

                    (b)         failure to pay the then outstanding principal amount
                                of any Note, if any, on its related Maturity Date (yes/no)                               no



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                         no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
October 27, 1997
Obligor Event Trigger Determination

          The current period is less than 16 months after the Closing
               Date (January 4, 1999) (yes / n/a)                                   yes
          If the current period is less than 16 months after the
               closing date,one of the top five Obligors, as of the
               Cut-Off Date, is a Defaulted Contract in this period
               (yes / no / n/a)                                                     no

          The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is no / n/a if not
               applicable)                                                          n/a
               a)   the Defaulted Contract has been replaced with an
                    eligible Substitute Contract                                    n/a
               b)   a Recovery has been received with respect to the
                    Defaulted Contract and no further Recoveries are
                    expected                                                        n/a
               c)   a Successor Servicer has been appointed                         n/a


An Obligor Event has occurred and is continuing                                     n/a


10% Substitution Limit Calculation

          ADCB as of the Cut-off Date:                                        273,826,503.00

          Cumulative DCB of Substitute Contracts replacing
               Defaulted Contracts and Adjusted Contracts                          0.00
          Percentage of Substitute Contracts replacing Defaulted
               Contracts and Adjusted Contracts                                    0.00%
          Percentage of Substitute Contracts replacing Defaulted
               Contracts and Adjusted Contracts exceeds 10% (yes/no)                no

5% Skipped Payment Limit Calculation

          The percent of contracts with Skipped Payment
               modifications                                                       0.00%
          The DCB exceeds 5% of the initial ADCB (yes/no)                            0
          Any Skipped Payments have been deferred later than 12
               months prior to the Class B Maturity Date                            n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)

               (i)     The ADCB of all End-User Contracts with Obligors
                       that are governmental entities or municipalities            1.12%
                       exceeds 1.13 the ADCB of the Contract Pool                   no

               (ii)    The ADCB of all End-User Contracts which finance,
                       lease or are related to Software exceeds 3.88% of           2.89%
                       the ADCB of the Contract Pool                                no

               (iii)   The ADCB of all End-User Contracts with Obligors
                       who comprise the three largest Obligors (measured
                       by ADCB as date of determination) exceeds 5.09% of          4.53%
                       the ADCB of the Contract Pool                                no

               (iv)    The ADCB of all End-User Contracts with Obligors
                       who comprise the 20 largest Obligors (measured by
                       ADCB as of the date of determination) exceeds              21.27%
                       24.79% of the ADCB of the Contract Pool                      no

               (v)     The ADCB of the End-User Contracts related to a
                       single Vendor, or representing a Vendor Loan of
                       such Vendor or thereof exceeds 23.01% of the ADCB          21.14%
                       of the Contract Pool                                         no

               (vi)    The ADCB of all End-User Contracts with Obligors
                       thereof located in a single State of the United
                       States exceed 17.73% of the ADCB of the                    16.22%
                       Contract Pool                                                no

Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
October 27, 1997

                                                                                           Collection             Reserve
                                                                                            Account                Fund
                                                                                           ----------             -------
Beginning Account Balance                                                                         0.00          2,738,265.00
Investment Earnings                                                                          42,027.72              9,909.47

Collection Account
------------------
Scheduled Payments, net of Excluded Amounts and less Servicer Advances
  plus Payaheads                                                                         10,745,916.40
Add: Prepayment Amounts                                                                      (5,286.30)
Add: Recoveries                                                                                   0.00
Add: Investment Earnings                                                                     42,027.72              9,909.47
Add: Late Charges                                                                               186.42
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                            0.00

Available Amounts                                                                        10,782,844.24          2,748,174.47
-----------------
Payments on Distribution Date
-----------------------------
  (A) ** Indenture Trustee Fees (first in funds allocation during a Restricting Event             0.00
           or an Event of Default)
  (A)    Unreimbursed Servicer Advances                                                           0.00

  (B)    Monthly Servicing Fee, due and accrued, including any amounts unpaid               110,779.52

  (C)    Class A-1 Notes interest, due and accrued, including any amounts unpaid            280,380.11

  (D)    Class A-2 Notes interest, due and accrued, including any amounts unpaid          1,020,688.29

  (E)    Class B Notes interest, due and accrued, including any amounts unpaid               44,496.81

  (F)    Class C Notes interest, due and accrued, including any amounts unpaid               30,486.02

  (G)    Class D Notes interest, due and accrued, including any amounts unpaid               34,821.60

  (H)    The Class A-1 Principal Payment Amount                                           8,999,254.28

  (I)    The Class A-2 Principal Payment Amount                                                   0.00

  (J)    The Class B Principal Payment Amount                                                     0.00

  (K)    The Class C Principal Payment Amount                                                     0.00

  (L)    The Class D Principal Payment Amount                                                     0.00

  (M)    Amounts required to meet the Reserve Fund Amount                                         0.00                  0.00

  (B)*   Monthly Servicing Fee, due and accrued, including any amounts unpaid                     0.00
           (applicable only if an Obligor Event has occurred and is continuing)

  (N)    Any excess to Certificateholders                                                   261,937.61

Distributions to Noteholders and Certificateholders                                      10,782,844.24              9,909.47

Ending balance of accounts                                                                        0.00          2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
October 27, 1997


   A Restricting Event has occurred and is continuing (yes\no)                                              no

   Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                0.00


Unreimbursed Servicer Advances

   (i)     Current month Unreimbursed Servicer Advances                                                          0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                            0.00
   (iii)   Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                            0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                            0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                                  0.00




Servicing Fee Schedule

   (i)     Servicing Fee Percentage                                                                              0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                            265,870,851.40
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                         110,779.52
   (iv)    Servicing Fee accrued but not paid in prior periods                                                   0.00
   (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )             110,779.52
   (vi)    Monthly Servicing Fee distributed                                                               110,779.52
           Servicing Fee accrued but not paid                                                                    0.00


Class A-1 Interest Schedule

           Opening Class A-1 principal balance                                                          55,024,444.40
   (i)     Class A-1 Interest Rate                                                                             5.7325%
   (ii)    Number of days in Accrual Period                                                                        32
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                               0.5096%
           Current Class A-1 interest due                                                                  280,380.11
           Prior Class A-1 interest arrearage                                                                    0.00
           Current Period Interest Shortfall                                                                     0.00

           Class A-1 interest distribution                                                                 280,380.11


Class A-2 Interest Schedule

           Opening Class A-2 principal balance                                                         191,678,552.00
           Class A-2 Interest Rate                                                                             6.3900%
           Class A-2 Interest Rate x 30/360                                                                    0.5325%
           Current Class A-2 interest due                                                                1,020,688.29
           Prior Class A-2 interest arrearage                                                                    0.00
           Current Period Interest Shortfall                                                                     0.00

           Class A-2 interest distribution                                                               1,020,688.29


Class B Interest Schedule

           Opening Class B principal balance                                                             8,214,795.00
           Class B Interest Rate                                                                               6.5000%
           Class B Interest Rate x 30/360                                                                      0.5417%
           Current Class B interest due                                                                     44,496.81
           Prior Class B interest arrearage                                                                      0.00
           Current Period Interest Shortfall                                                                     0.00

           Class B interest distribution                                                                    44,496.81

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------



Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
October 27, 1997


Class C Interest Schedule
-------------------------

           Opening Class C principal balance                                                               5,476,530.00
           Class C Interest Rate                                                                                 6.6800%
           Class C Interest Rate x 30/360                                                                        0.5567%
           Current Class C interest due                                                                       30,486.02
           Prior Class C interest arrearage                                                                        0.00
           Current Period Interest Shortfall                                                                       0.00

           Class C interest distribution                                                                      30,486.02


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                               5,476,530.00
           Class D Interest Rate                                                                                 7.6300%
           Class D Interest Rate x 30/360                                                                        0.6358%
           Current Class D interest due                                                                       34,821.60
           Prior Class D interest arrearage                                                                        0.00
           Current Period Interest Shortfall                                                                       0.00

           Class D interest distribution                                                                      34,821.60

Class A-1 Principal Schedule
----------------------------
           Class A-1 Maturity Date                                                                             09/25/98
   (i)     Opening Class A-1 principal balance                                                            55,024,444.40
   (ii)    ADCB as of last day of second preceding Collection Period                                     265,870,851.40
   (iii)   ADCB as of last day of immediately preceding Collection Period                                256,871,597.12
           Expected Class A-1 Payment ( (ii) - (iii) )                                                     8,999,254.28
   (iv)    Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                           0.00
           Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                  8,999,254.28
           Class A-1 Principal Payment Amount distribution                                                 8,999,254.28
                                Shortfall                                                                          0.00

           Class A-1 Principal Balance after current distribution                                         46,025,190.12



Class A-2 Principal Schedule
----------------------------
   (i)     Opening Class A-2 principal balance                                                           191,678,552.00
   (ii)    Applicable Class A-2 Percentage                                                                        90.91%
   (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes          201,847,152.72
   (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                           183,497,411.74
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                      0.00
   (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                              0.00

           Class A-2 Principal Payment Amount distributed                                                          0.00
                                Shortfall                                                                          0.00

           Class A-2 principal balance after current distribution                                        191,678,552.00


Class B Principal Schedule
--------------------------
   (i)     Opening Class B principal balance                                                               8,214,795.00
   (ii)    Applicable Class B Percentage                                                                           3.90%
   (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes          201,847,152.72
   (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )                               7,864,174.71
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                      0.00
   (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                                                0.00

           Class B Principal Payment Amount distributed                                                            0.00
                                Shortfall                                                                          0.00

           Class B principal balance after current distribution                                            8,214,795.00




Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
October 27, 1997

Class C Principal Schedule
--------------------------
    (i)     Opening Class C principal balance                                                         5,476,530.00
    (ii)    Applicable Class C Percentage                                                                     2.60%
    (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    201,847,152.72
    (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                         5,242,783.14
    (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                0.00
    (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                                          0.00

            Class C Principal Payment Amount distributed                                                      0.00
                                      Shortfall                                                               0.00

            Class C principal balance after current distribution                                      5,476,530.00

Class D Principal Schedule
--------------------------
    (i)     Opening Class D principal balance                                                         5,476,530.00
    (ii)    Applicable Class D Percentage                                                                    2.60%
    (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes
    (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )
    (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                0.00
    (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                                          0.00

            Class D Principal Payment Amount distributed                                                      0.00
                                      Shortfall                                                               0.00

            Class D principal balance after current distribution                                      5,476,530.00

Reserve Fund Schedule
---------------------
            Prior month Reserve Fund balance                                                          2,738,265.00
            Initial ADCB
            Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or
                                                    (ii) outstanding principal of the Notes)
            Current period draw on Reserve Fund                                                               0.00
            Required deposit to Reserve Fund                                                                  0.00
            Actual deposit to Reserve Fund                                                                    0.00
            Deposit to Certificateholder                                                                      0.00

            Ending Reserve Fund balance                                                               2,738,265.00

            Ending Reserve Fund balance as a percentage of ADCB                                              1.07%

Servicing Fee Schedule
----------------------
            Servicing Fee during an Obligor Event                                                             0.00
            Servicing Fee paid                                                                                0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
October 27, 1997

                       CUSIP # 423327AA3
     Class A-1
     Class A-1 principal balance                         46,025,190.12
     Initial Class A-1 principal balance                 62,980,096.00

     Note factor                                           0.730789456


                       CUSIP # 423327AB1
     Class A-2
     Class A-2 principal balance                        191,678,552.00
     Initial Class A-2 principal balance                191,678,552.00

     Note factor                                           1.000000000


                       CUSIP # 423327AC9
     Class B
     Class B principal balance                            8,214,795.00
     initial Class B principal balance                    8,214,795.00

     Note factor                                           1.000000000


                       CUSIP # 423327AD7
     Class C
     Class C principal balance                            5,476,530.00
     Initial Class C principal balance                    5,476,530.00

     Note factor                                           1.000000000


     Class D
     Class D principal balance                            5,476,530.00
     Initial Class D principal balance                    5,476,530.00

     Note factor                                           1.000000000


Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
October 27, 1997


ADCB as of the last day of the Collection Period                                                               256,871,597.12

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                   0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                                   0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                 0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                    0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                    0

DCB of Prepaid Contracts as of the last day of the Collection Period                                               684,479.04
Number of Prepaid Contracts as of the last day of the Collection Period                                                     6

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                       0

DCB of Warranty Contracts as of the last day of the Collection Period                                               60,339.97
Number of Warranty Contracts as of the last day of the Collection Period                                                    1

DCB of repurchased Contracts as of the last day of the Collection Period                                           744,819.12
Number of repurchased Contracts as of the Collection Period                                                                 7

DCB of Additional Contracts as of the last day of the Collection Period                                            771,107.05
Number of Additional Contracts as of the Collection Period                                                                  7

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                         0.00


Delinquencies                                                     Dollars                        Percent
                                                                  -------                        -------
           Current                                              254,792,049.88                         98.74%
           31-60 days past due                                    3,002,881.79                          1.16%
           61-90 days past due                                      244,913.45                          0.09%
           Over 90 days past due                                          0.00                          0.00%
                                                                --------------                   -----------
           Total                                                258,039,845.12                        100.00%

           31+ days past due                                      3,247,795.24                          1.26%



    (i)    DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                                      0.00
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                                         0.00
           Cumulative net losses to date  ( (i) - (ii) )                                                                 0.00

                                        Static Information

           ----------------------------------------------------------------------------
           Initial ADCB                                                     273,826,503
           Discount Rate                                                         6.9239%
           Class A-1 Initial Principal Amount                                62,980,096
           Class A-1 Interest Rate                                               5.7325%
           Class A-2 Initial Principal Amount                               191,678,552
           Class A-2 Interest Rate                                               6.3900%
           Class B Initial Principal Amount                                   8,214,795
           Class B Interest Rate                                                 6.5000%
           Class C Initial Principal Amount                                   5,476,530
           Class C Interest Rate                                                 6.6800%
           Class D Initial Principal Amount                                   5,476,530
           Class D Interest Rate                                                 7.6300%
           Reserve Fund Initial Deposit                                       2,738,265
           Class A-1 Maturity Date                                             09/25/98
           Classes A-2, B, C, & D Maturity Date                                05/25/05
           Closing Date                                                        09/04/97
           ----------------------------------------------------------------------------